SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

J. C. Penney Company, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 16, 2014. J. C. PENNEY COMPANY, INC. Meeting Information Meeting Type: Annual For holders as of: March 17, 2014 Date: May 16, 2014 Time: 10:00 A.M., CDT Location: JCPenney Home Office 6501 Legacy Drive Plano, TX 75024-3698 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain J. C. PENNEY COMPANY, INC. 6501 LEGACY DRIVE PLANO, TX 75024 M68417-Z62449-P47649

How to Before Access the You Proxy Vote Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2014 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M68418-Z62449-P47649

Voting Items Directors recommend a vote FOR Proposal 1. 1. Election of Directors: Board’s nominees for Directors for the term set forth in the Proxy Statement are: Directors recommend a vote FOR Proposals 2, 3, 4, 5 and 6. Nominees: 2. To ratify the appointment of KPMG LLP as independent auditor 1a. Colleen C. Barrett for the fiscal year ending January 31, 2015. 3. To approve the 2014 Long-Term Incentive Plan. 1b. Thomas J. Engibous 4. To approve amendments to the Company’s Restated Certificate of Incorporation, as amended, to restrict certain transfers of the 1c. Kent B. Foster Company’s common stock in order to protect the tax benefits of the Company’s net operating loss carryforwards. 1d. Leonard H. Roberts 5. To approve the Amended Rights Agreement in order to protect the tax benefits of the Company’s net operating loss carryforwards. 1e. Stephen I. Sadove 6. Advisory vote on executive compensation. 1f. Javier G. Teruel 1g. R. Gerald Turner 1h. Ronald W. Tysoe 1i. Myron E. Ullman, III 1j. Mary Beth West M68419-Z62449-P47649

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